AMENDMENT NO. 1

                                      TO

                           ASSET PURCHASE AGREEMENT



                                 BY AND AMONG


                      BROADWAY VIDEO ENTERTAINMENT, L.P.
                      AND THE OTHER SELLERS NAMED HEREIN

                                     AND

                   GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.,
             GOLDEN BOOKS PUBLISHING COMPANY, INC. as assignee of
                     GOLDEN BOOKS PRODUCTIONS, INC., AND
                            LRM ACQUISITION CORP.


                         DATED AS OF AUGUST 20, 1996






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                              AMENDMENT NO. 1 TO

                           ASSET PURCHASE AGREEMENT
                           ------------------------


         This AMENDMENT NO. 1, dated as of August 20, 1996 (this "Amendment") to that certain ASSET PURCHASE AGREEMENT, dated as of July 30, 1996 (the "Agreement") is made and entered into among BROADWAY VIDEO ENTERTAINMENT, L.P., a New York limited partnership ("BVEL"); BROADWAY VIDEO ENTERPRISES, INC., a New York corporation ("BVE"); LONE RANGER MUSIC, INC., a New York corporation ("LRM"); and PALLADIUM LIMITED PARTNERSHIP, a New York limited partnership ("Palladium", and together with BVEL, BVE and LRM, the "Sellers" and each a "Seller") on the one hand; GOLDEN BOOKS FAMILY ENTERTAINMENT, INC., a Delaware corporation ("Parent"); GOLDEN BOOKS PUBLISHING COMPANY, INC., a Delaware corporation ("Publishing") as assignee of GOLDEN BOOKS PRODUCTIONS, INC.; and LRM ACQUISITION CORP., a Delaware corporation ("LRM Acquisition," and together with Publishing, the "Buyers" and each a "Buyer") on the other hand, with reference to the following facts:

         A. The parties hereto desire to amend the Agreement to, among other things, (i) clarify the allocation of the Assets (definitions of capitalized terms not otherwise defined herein are set forth in the Agreement and Schedule O thereto) acquired and the Obligations assumed between Publishing and LRM Acquisition, (ii) provide that all of the Purchase Price Stock be deposited in the Escrow Account rather than one-third of such stock and approximately $6,700,000 in cash, (iii) modify certain arrangements with respect to the Identified Employees and (iv) revise certain definitions set forth in Schedule O thereto.

         B. Section 11.1 of the Agreement permits amendments to the Agreement by written instrument signed by the parties to the Agreement.

         NOW, THEREFORE, based on the above premises and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1. AMENDMENT TO SECTION 1.1 "AGREEMENTS TO TRANSFER AND ASSIGN". The first sentence of Section 1.1 shall be amended and restated to read in its entirety as follows:

         "At the Closing, on the terms and subject to the conditions of this Agreement, the Buyers shall acquire, and the Sellers shall (and with respect to certain of the Other Assets shall cause BVI to) sell, assign, transfer, convey, grant and set over to the Buyers, their successors and assigns, all of the Sellers' right, title and interest in, to and under the Assets, provided that Productions shall acquire all of the Assets other than (i) those Assets owned by LRM and (ii) the Other Assets, which Assets shall be conveyed to and acquired by LRM Acquisition."

2.       AMENDMENT TO SECTION 1.3 "ASSUMPTION AND PAYMENT OF OBLIGATIONS".
Section 1.3 shall be amended to add the following at the end of the third line:








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         "and those related to or arising from the Other Assets"

3. AMENDMENT TO SECTION 1.7 "ESCROW OF PURCHASE PRICE STOCK". The first sentence of Section 1.7 shall be amended and restated to read in its entirety as follows:

         "At the Closing, the Sellers shall deliver or cause to be delivered all of the Purchase Price Stock to SR&Z as escrow agent (the "Escrow Agent") pursuant to the terms of an escrow agreement to be mutually agreed to by the parties hereto (the "Escrow Agreement"), which stock shall be placed by the Escrow Agent in an account (the "Escrow Account") established by the Closing Date and remaining in existence until the first anniversary of the Closing Date (or, if later, until the resolution of any unresolved claims for which Buyer Indemnitees may seek indemnity from any Seller pursuant to Article 9 below); provided, however, until the first anniversary of the Closing Date the Purchase Price Stock may be withdrawn by any Seller from the Escrow Account so long as each share of Purchase Price Stock so withdrawn is replaced by an amount of cash equal to twice the Market Value of such stock on the Closing Date."

4. AMENDMENT TO SECTION 4.8 "IDENTIFIED EMPLOYEES". Section 4.8 of the Agreement shall be amended to add the following sentence at the end of such section:

         For each of those Identified Employees who execute an employment agreement (or term sheet containing the principal term of employment) with Parent or any of its Affiliates within a reasonable period of time after the Closing Date, Parent or such applicable Affiliate shall reimburse the applicable Seller for any salary paid to such employee after the earlier of September 10, 1996 or the date such employment agreement (or term sheet) is executed.

5.       AMENDMENT TO SECTION 11.1 "COMPLETE AGREEMENT; MODIFICATIONS."
Section 11.1 of the Agreement shall be amended and restated to read in its entirety as follows:

         "This Agreement and any documents executed in connection with this Agreement and the other transactions contemplated hereby constitute the parties entire agreement with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, warranties, statements, promises and understandings whether oral or written, with respect to the subject matter hereof. This Agreement and the other documents described in the preceding sentence may not be amended, altered or modified except by a written document signed by the parties."

6. AMENDMENT TO THE DEFINITION OF "MARKET VALUE". The definition of "Market Value" set forth in Schedule O to the Agreement shall be amended and restated to read in its entirety as follows:

         "means with respect to any stock the average closing price of such stock on the NASDAQ National Market System (or its primary exchange) for the 20-day

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         trading period ending on the date which is two trading days immediately preceding the date on which such value is to be determined."

7.       AMENDMENT TO THE DEFINITION OF "ASSETS".    The definition of "Assets"
set forth in Schedule O to the Agreement shall be amended and restated to read in its entirety as follows:

         "means all of the Sellers' right, title and interest in and to the
         (i) Trademarks, (ii) the Film Properties, (iii) the Copyrights, (iv) the Literary Properties, (v) the Music Rights, (vi) the Music Publishing Rights, (vii) the Outstanding Agreements, (viii) the Physical Materials, (ix) the Warranty Rights, (x) the Other Assets,
         (xi) such computers as will be delivered by the Sellers pursuant to
         Section 1.2.3(x) and (xii) any property or assets similar to the foregoing which is acquired by the Sellers after the date hereof and prior to the Closing and excluding any of the foregoing property or assets immaterial, individually or in the aggregate, in nature which is disposed of by the Sellers in the ordinary course of business consistent with past practice after the date hereof and prior to the Closing, but not including the Excluded Assets."

8. AMENDMENT TO THE DEFINITION OF "OTHER ASSETS". The definition of "Other Assets" set forth in Schedule O to the Agreement shall be amended and restated to read in its entirety as follows:

         "means Seller's (a) BVEL and BVI's 49.5% and 0.5% membership interest, respectively, in McSpadden, (b) BVEL and BVI's 0.99% and 0.01% membership interest, respectively, in each of CMM, MHM, MM, MSP and SM, (c) BVEL's rights under that certain Credit and Security Agreement dated July 1, 1995 with MSM, including the promissory Note issued to BVEL by MSM with respect thereto and (d) BVEL's 50% partnership interest in, and repayment rights under the loans made by BVEL to Broadway Comics."

9. AMENDMENT TO THE DEFINITION OF "MUSIC PUBLISHING RIGHTS". The definition of "Music Publishing Rights" set forth in Schedule O to the Agreement shall be amended and restated to read in its entirety as follows:

         "means all rights owned by any Seller or any of its Affiliates to exploit the musical compositions listed in Schedule 0.1."

10. ENTIRE AGREEMENT. All terms and provisions of the Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby.

11. GOVERNING LAW; JURISDICTION. This Amendment has been negotiated and entered into in the State of New York and all questions with respect to the Agreement and the rights and liabilities of the parties will be governed by the laws of that state, regardless of the choice of law provisions of New York or any other jurisdiction. Any and all disputes between the parties that may arise pursuant to this Amendment will be heard and determined before a federal or state court located in

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the Borough of Manhattan, New York, New York. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Amendment and the parties waive any and all objections that they may have as to personal jurisdiction or venue in any of the above courts.

12. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A faxed signature shall have the same effect as an original signature provided that an original signed copy shall be provided promptly thereafter.


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year set forth above.



                             BROADWAY VIDEO ENTERTAINMENT, L.P.
                                  By:      Broadway Video Enterprises, Inc.,
                                           its General Partner

                                           By:  /s/ Stephen W. Shippee
                                                ----------------------------
                                                Name:  Stephen W. Shippee
                                                Title: Chief Operating Officer
                                                       and Chief Financial
                                                       Officer


                             BROADWAY VIDEO ENTERPRISES, INC.

                                           By:  /s/ Stephen W. Shippee
                                                ----------------------------
                                                Name:  Stephen W. Shippee
                                                Title: Chief Operating Officer
                                                       and Chief Financial
                                                       Officer


                            LONE RANGER MUSIC, INC.


                                           By:  /s/ Stephen W. Shippee
                                                -----------------------------
                                                Name:  Stephen W. Shippee
                                                Title: Chief Financial Officer
                                                       and Treasurer


                            PALLADIUM LIMITED PARTNERSHIP
                                     By:   Broadway Video Enterprises, Inc.,
                                           its General Partner


                                           By:  /s/ Stephen W. Shippee
                                                -----------------------------
                                                Name:  Stephen W. Shippee
                                                Title: Chief Operating Officer
                                                       and Chief Financial
                                                       Officer



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                             GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.

                                            By:  /s/ Richard E. Snyder
                                                 ---------------------------
                                                 Name:  Richard E. Snyder
                                                 Title: Chairman of the Board
                                                        of Directors and Chief
                                                        Executive Officer



                             GOLDEN BOOKS PUBLISHING COMPANY, INC.

                                            By:  /s/ Philip E. Rowley
                                                 ----------------------------
                                                  Name:  Philip E. Rowley
                                                  Title: Chief Operating Officer


                              LRM ACQUISITION CORP.


                                            By:  /s/ Richard E. Snyder
                                                 -----------------------------
                                                 Name:  Richard E. Snyder
                                                 Title: Chairman of the Board
                                                        of Directors and Chief
                                                        Executive Officer and
                                                        President



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